Oct. 31, 2023
Eaton Vance Tax-Managed Equity Asset Allocation Fund

Eaton Vance Global Equity Income Fund. Global Equity Income Fund’s investment objective is to achieve after-tax total return for its shareholders. The Portfolio seeks to invest primarily in common stocks and, in the investment adviser’s discretion, preferred stocks of U.S. and foreign companies that pay dividends that qualify for federal income taxation at long-term capital gain rates. Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common and preferred stocks.